Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John D. Heaton, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Form 10-Q/A, Amendment No. 1, for the quarterly period ended April 1, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such report fairly presents in all material respects the financial condition and results of operations of Nanometrics Incorporated.

June 13, 2006	/s/ John D. Heaton
John D. Heaton Chief Executive Officer

I, Douglas J. McCutcheon, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Form 10-Q/A, Amendment No. 1, for the quarterly period ended April 1, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Nanometrics Incorporated.

June 13, 2006	/s/ Douglas J. McCutcheon
Douglas J. McCutcheon Chief Financial Officer